     FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 8, 2001
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                           APPLIED FILMS CORPORATION

               (Exact name of registrant as specified in charter)

           COLORADO                                3559                          84-1311581
(State or Other Jurisdiction of        (Primary Standard Industrial           (I.R.S. Employer
 Incorporation or Organization)         Classification Code Number)          Identification No.)

                            9586 I-25 FRONTAGE ROAD
                            LONGMONT, COLORADO 80504
                                 (303) 774-3200
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                             ---------------------
                             LAWRENCE D. FIRESTONE
                            9586 I-25 FRONTAGE ROAD
                            LONGMONT, COLORADO 80504
                                 (303) 774-3200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------
                                   Copies to:

              HARVEY KONING                            PATRICIA PETERSON
VARNUM, RIDDERING, SCHMIDT & HOWLETT LLP           DAVIS GRAHAM & STUBBS LLP
          333 BRIDGE ST., N.W.                1550 SEVENTEENTH STREET, SUITE 500
         GRAND RAPIDS, MI 49504                        DENVER, CO 80202
             (616) 336-6000                             (303) 892-9400

                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-68476
                             ---------------------
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                             ---------------------
     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                             ---------------------
     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]
                             ---------------------

                        CALCULATION OF REGISTRATION FEE

================================================================================================================
                                                       PROPOSED             PROPOSED MAXIMUM
  TITLE OF EACH CLASS OF        AMOUNT TO BE       MAXIMUM OFFERING        AGGREGATE OFFERING      AMOUNT OF
SECURITIES TO BE REGISTERED     REGISTERED(1)       PRICE PER SHARE              PRICE         REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------
Common Stock.................      575,000              $20.00                $11,500,000            $2,875
================================================================================================================

(1) Includes 75,000 shares that may be sold by the Company to cover the underwriters' over-allotments.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE


     The information in the Registration Statement filed by Applied Films Corporation (the "Company") with the Securities and Exchange Commission (the "Commission") (File No. 333-68476) pursuant to the Securities Act of 1933, as amended, is incorporated by reference into this Registration Statement. The incorporated Registration Statement was declared effective by the Securities and Exchange Commission on November 8, 2001.

               PART II INFORMATION NOT REQUIRED IN THE PROSPECTUS

         All exhibits filed with or incorporated by reference in Registration Statement No. 333-68476 are incorporated by reference into, and shall be deemed part of, this registration statement, except the following which are filed herewith:


Exhibit
Number                 Description of Exhibits

5.1*                   Opinion of Varnum, Riddering, Schmidt & Howlett LLP.

23.1*                  Consent of Arthur Andersen LLP.

23.2**                 Consent of Ernst & Young Deutsche Allgemeine Treuland AG.

23.3* Consent of Varnum, Riddering, Schmidt & Howlett LLP (contained in Exhibit 5.1).

99.1* Certificate of the Registrant as to payment of additional registration fee.

*  Filed herewith.

** To be filed by amendment under Rule 462(d).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Longmont, State of Colorado, on this 8th day of November, 2001.

                                            APPLIED FILMS CORPORATION

                                            By:
                                                    /s/ THOMAS T. EDMAN
                                              ----------------------------------
                                                       Thomas T. Edman
                                                   Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on November 8, 2001.

                 SIGNATURE                                        TITLE
                 ---------                                        -----
            /s/ THOMAS T. EDMAN                Director, President, and Chief Executive
--------------------------------------------     Officer (principal executive officer)
              Thomas T. Edman

         /s/ LAWRENCE D. FIRESTONE             Treasurer and Chief Financial Officer and
--------------------------------------------     Secretary (principal financial officer)
           Lawrence D. Firestone

            /s/ RICHARD P. BECK*               Director, Chairman of the Board
--------------------------------------------
              Richard P. Beck

            /s/ JOHN S. CHAPIN*                Director
--------------------------------------------
               John S. Chapin

           /s/ VINCENT SOLLITTO*               Director
--------------------------------------------
              Vincent Sollitto

             /s/ CHAD D. QUIST*                Director
--------------------------------------------
               Chad D. Quist

*By:     /s/ THOMAS T. EDMAN
     -------------------------------
             Thomas T. Edman
            Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit
Number                 Description of Exhibits

5.1*                   Opinion of Varnum, Riddering, Schmidt & Howlett LLP.

23.1*                  Consent of Arthur Andersen LLP.

23.2**                 Consent of Ernst & Young Deutsche Allgemeine Treuland AG.

23.3* Consent of Varnum, Riddering, Schmidt & Howlett LLP (contained in Exhibit 5.1).

99.1* Certificate of the Registrant as to payment of additional registration fee.

*  Filed herewith.

** To be filed by amendment under Rule 462(d).